UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 27, 2004

                                ----------------

                     Horizon Financial Services Corporation
             (Exact name of registrant as specified in its charter)

                                 ---------------

          Delaware                        0-24036                42-1419757
(State or other jurisdiction of      (Commission File)         (IRS Employer
incorporation or organization)             Number            Identification No.)

                   301 First Avenue East, Oskaloosa, IA 52577
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (641) 673-8328

                               -------------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))


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Section 2 - Financial Information.

Item 2.02. Results of Operations and Financial Condition.

     On August 27, 2004, the Registrant issued a press release announcing among other things, earnings for the quarter and fiscal year ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and all paragraphs, except paragraphs four and five (dealing with the Registrant's annual meeting date and the declaration of a dividend by Registrant), are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.


Section 8 - Other Events.

Item 8.01. Other Events.

     On August 27, 2004, the Registrant issued a press release announcing, among other things, an increase of one quarter of a cent in the Registrant's quarterly dividend, payable on September 10, 2004 to shareholders of record on September 3, 2004, and further announcing that the Registrant's annual meeting of shareholders will be held on October 28, 2004 at Horizon Federal Savings Bank, 301 1st Avenue East, Oskaloosa, Iowa, at 3:00 p.m. The record date for the meeting is September 3, 2004. A copy of the press release is attached as Exhibit
99.1 to this report and paragraphs four and five thereof are incorporated into this Item 8.01 by reference.


Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.
         --------

          The following Exhibit is being furnished herewith:

          99.1 Registrant's Press Release, dated August 27, 2004.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 HORIZON FINANCIAL SERVICES CORPORATION


Date: August 26, 2004            /s/ Robert W. DeCook
      ----------------          -------------------------------------
                                Robert W. DeCook
                                President and Chief Executive Officer


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                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
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99.1              Registrant's Press Release dated August 27, 2004

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